Dryden Total Return Bond Fund, Inc.

Supplement dated January 6, 2009 to the Prospectus dated December 30, 2008

The Annual Fund Operating Expenses % (deducted from Fund assets) table under the heading Risk Return Summary - Fees and Expenses is hereby deleted and replaced with the following table:

Annual Fund Operating Expenses % (deducted from Fund assets)
	Class A	Class B	Class C	Class L	Class M	Class R	Class X	Class Z
Management fees	.50	.50	.50	.50	.50	.50	.50	.50
+Distribution and service (12b-1) fees	.30	1.00	1.00	.50	1.00	.75	1.00	None
+ Other expenses	.32	.32	.32	.32	.32	.32	.32	.32
=Total annual Fund operating expenses	1.12	1.82	1.82	1.32	1.82	1.57	1.82	.82
- Fee waiver or expense reimbursement	-.21	-.16	-.41	-.16	-.16	-.41	-.16	-.16
= Net annual fund operating expenses	.91	1.66	1.41	1.16	1.66	1.16	1.66	.66

LR00267